                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
                         Certified Shareholder Report of
                 Registered Management Investment Companies

                                    811-4743

                      (Investment Company Act File Number)

                       Federated Equity Income Fund, Inc.
       ---------------------------------------------------------------

             (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End: 11/30/2005

           Date of Reporting Period: Fiscal year ended 11/30/2005

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated Equity Income Fund, Inc.

Established 1986

20TH ANNUAL SHAREHOLDER REPORT

November 30, 2005

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2005		2004
Net Asset Value, Beginning of Period	$17.10		$15.05
Income From Investment Operations:
Net investment income	0.42		0.33
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.61		2.09
TOTAL FROM INVESTMENT OPERATIONS	1.03		2.42
Less Distributions:
Distributions from net investment income	(0.36)		(0.37)
Distributions from net realized gain on investments, futures contracts, options and foreign currency transactions	--		--
TOTAL DISTRIBUTIONS	(0.36)		(0.37)
Net Asset Value, End of Period	$17.77		$17.10
Total Return [2]	6.09	% [3]	16.25	% [4]

Ratios to Average Net Assets:
Net expenses	1.11	% [6]	1.13	% [6]
Net investment income	2.35%		2.05%
Expense waiver/reimbursement [8]	0.03%		0.00	% [9]
Supplemental Data:
Net assets, end of period (000 omitted)	$636,219		$643,279
Portfolio turnover	33%		75%

1 The Fund changed its fiscal year end from March 31 to November 30.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the year ended November 30, 2005, the Fund was reimbursed by the shareholder services provider, which had an impact of 0.02% on total returns. (See Notes to Financial Statements, Note 5.)

4 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.06% on total returns. (See Notes to Financial Statements, Note 5.)

5 During the period ended November 30, 2003, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on total returns.

6 The net expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios would be 1.10% and 1.12% for the years ended November 2005 and 2004, respectively, 1.16% for the period ended November 30, 2003, and 1.15% for the year ended March 31, 2003, after taking into account these expense reductions.

7 Computed on an annualized basis.

8 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

9 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Period Ended		Year Ended March 31,
11/30/2003 [1]		2003		2002		2001
$12.21		$16.66		$16.96		$23.69

0.23		0.27		0.25		0.34
2.81		(4.48)		(0.26)		(6.26)
3.04		(4.21)		(0.01)		(5.92)

(0.20)		(0.24)		(0.29)		(0.34)
--		--		--		(0.47)
(0.20)		(0.24)		(0.29)		(0.81)
$15.05		$12.21		$16.66		$16.96
24.99	% [5]	(25.36)%		(0.07)%		(25.58)%

1.18	% [6,7]	1.17	% [6]	1.10%		1.07%
2.35	% [7]	1.93%		1.49%		1.65%
0.00	% [7,9]	0.00	% [9]	0.00	% [9]	0.00	% [9]

$616,835		$549,359		$923,647		$1,077,582
44%		123%		86%		85%

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2005		2004
Net Asset Value, Beginning of Period	$17.09		$15.04
Income From Investment Operation:
Net investment income	0.28		0.22
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.61		2.08
TOTAL FROM INVESTMENT OPERATIONS	0.89		2.30
Less Distributions:
Distributions from net investment income	(0.22)		(0.25)
Distributions from net realized gain on investments, futures contracts, options and foreign currency transactions	--		--
TOTAL DISTRIBUTIONS	(0.22)		(0.25)
Net Asset Value, End of Period	$17.76		$17.09
Total Return [2]	5.26%		15.39	% [3]

Ratios to Average Net Assets:
Net expenses	1.89	% [5]	1.88	% [5]
Net investment income	1.54%		1.31%
Expense waiver/reimbursement [7]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$328,918		$513,071
Portfolio turnover	33%		75%

1 The Fund changed its fiscal year end from March 31 to November 30.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.07% on total returns. (See Notes to Financial Statements, Note 5.)

4 During the period ended November 30, 2003, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on total returns.

5 The net expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios would be 1.88% and 1.87% for the years ended November 2005 and 2004, respectively, 1.91% for the period ended November 30, 2003, and 1.90% for the year ended March 31, 2003, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Period Ended		Year Ended March 31,
11/30/2003	[1]	2003		2002		2001
$12.21		$16.65		$16.96		$23.68

0.16		0.17		0.12		0.18
2.80		(4.47)		(0.27)		(6.25)
2.96		(4.30)		(0.15)		(6.07)

(0.13)		(0.14)		(0.16)		(0.18)
--		--		--		(0.47)
(0.13)		(0.14)		(0.16)		(0.65)
$15.04		$12.21		$16.65		$16.96
24.29	% [4]	(25.89)%		(0.88)%		(26.11)%

1.93	% [5,6]	1.92	% [5]	1.85%		1.82%
1.60	% [6]	1.16%		0.74%		0.89%
0.00	% [6,8]	0.00	% [8]	0.00	% [8]	0.00	% [8]

$603,043		$551,204		$1,021,453		$1,225,097
44%		123%		86%		85%

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2005		2004
Net Asset Value, Beginning of Period	$17.10		$15.05
Income From Investment Operations:
Net investment income	0.28		0.22
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.62		2.08
TOTAL FROM INVESTMENT OPERATIONS	0.90		2.30
Less Distributions:
Distributions from net investment income	(0.23)		(0.25)
Distributions from net realized gain on investments, futures contracts, options and foreign currency transactions	--		--
TOTAL DISTRIBUTIONS	(0.23)		(0.25)
Net Asset Value, End of Period	$17.77		$17.10
Total Return [2]	5.27%		15.38	% [3]

Ratios to Average Net Assets:
Net expenses	1.89	% [5]	1.88	% [5]
Net investment income	1.57%		1.31%
Expense waiver/reimbursement [7]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$71,223		$84,177
Portfolio turnover	33%		75%

1 The Fund changed its fiscal year end from March 31 to November 30.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.07% on total returns. (See Notes to Financial Statements, Note 5.)

4 During the period ended November 30, 2003, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on total returns.

5 The net expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios would be 1.88% and 1.87% for the years ended November 2005 and 2004, respectively, 1.91% for the period ended November 30, 2003, and 1.90% for the year ended March 31, 2003, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Period Ended		Year Ended March 31,
11/30/2003	[1]	2003		2002		2001
$12.21		$16.66		$16.96		$23.69

0.16		0.17		0.12		0.18
2.81		(4.48)		(0.26)		(6.26)
2.97		(4.31)		(0.14)		(6.08)

(0.13)		(0.14)		(0.16)		(0.18)
--		--		--		(0.47)
(0.13)		(0.14)		(0.16)		(0.65)
$15.05		$12.21		$16.66		$16.96
24.37	% [4]	(25.94)%		(0.83)%		(26.14)%

1.93	% [5,6]	1.92	% [5]	1.85%		1.82%
1.60	% [6]	1.16%		0.74%		0.90%
0.00	% [6,8]	0.00	% [8]	0.00	% [8]	0.00	% [8]

$92,145		$85,242		$160,217		$213,472
44%		123%		86%		85%

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2005		2004
Net Asset Value, Beginning of Period:	$17.12		$15.06
Income From Investment Operations:
Net investment income	0.37		0.30
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.60		2.09
TOTAL FROM INVESTMENT OPERATIONS	0.97		2.39
Less Distributions:
Distributions from net investment income	(0.31)		(0.33)
Distributions from net realized gain on investments, futures contracts, options and foreign currency transactions	--		--
TOTAL DISTRIBUTIONS	(0.31)		(0.33)
Net Asset Value, End of Period	$17.78		$17.12
Total Return [2]	5.73%		16.01	% [3]

Ratios to Average Net Assets:
Net expenses	1.39	% [5]	1.38	% [5]
Net investment income	2.07%		1.80%
Expense waiver/reimbursement [7]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$38,937		$45,229
Portfolio turnover	33%		75%

1 The Fund changed its fiscal year end from March 31 to November 30.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.06% on total returns. (See Notes to Financial Statements, Note 5.)

4 During the period ended November 30, 2003, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on total returns.

5 The net expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios would be 1.38% and 1.37% for the year ended November 30, 2005 and 2004, respectively, 1.41% for the period ended November 30, 2003, and 1.40% for the year ended March 31, 2003, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Period Ended		Year Ended March 31,
11/30/2003	[1]	2003		2002		2001
$12.22		$16.67		$16.97		$23.70

0.20		0.24		0.21		0.29
2.81		(4.48)		(0.27)		(6.27)
3.01		(4.24)		(0.06)		(5.98)

(0.17)		(0.21)		(0.24)		(0.28)
--		--		--		(0.47)
(0.17)		(0.21)		(0.24)		(0.75)
$15.06		$12.22		$16.67		$16.97
24.75	% [4]	(25.54)%		(0.32)%		(25.76)%

1.43	% [5,6]	1.42	% [5]	1.35%		1.32%
2.10	% [6]	1.66%		1.24%		1.39%
0.00	% [6,8]	0.00	% [8]	0.00	% [8]	0.00	% [8]

$49,192		$43,366		$81,067		$103,323
44%		123%		86%		85%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2005	Ending Account Value 11/30/2005	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,038.80	$5.32
Class B Shares	$1,000	$1,034.00	$9.38
Class C Shares	$1,000	$1,034.00	$9.38
Class F Shares	$1,000	$1,036.60	$6.84
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.85	$5.27
Class B Shares	$1,000	$1,015.84	$9.30
Class C Shares	$1,000	$1,015.84	$9.30
Class F Shares	$1,000	$1,018.35	$6.78

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.04%
Class B Shares	1.84%
Class C Shares	1.84%
Class F Shares	1.34%

Management's Discussion of Fund Performance

Fund Performance

For the reporting period ended November 30, 2005, the fund's total return, based on net asset value, was 6.09% for Class A Shares, 5.26% for Class B Shares, 5.27% for Class C Shares and 5.73% for Class F Shares. The fund trailed its peer group as measured by the Lipper Equity Income Funds Average 1 category, which produced an average total return of 8.39% during the reporting period. The fund underperformed its benchmark, a blended index composed of 90% Russell 1000 Value Index and 10% Merrill Lynch 91 Day Treasury Bill Index (the "Benchmark"), which returned 9.30% during the same period. 2 The portfolio manager focused on the realization of the fund's total return and income objectives by primarily purchasing and holding value stocks having dividend yields greater than the general equity markets and current relative dividend yields greater than their historical averages. The fund's Class A Shares 6.09% total return was composed of 3.92% in price appreciation and 2.17% in dividends.

Market Conditions and Impact Upon Fund's Performance:

Value strategies generally outperformed growth strategies during the reporting period which was a positive influence on portfolio performance. Diversified, high yielding strategies tended to underperform the market during the reporting period which was a negative influence on portfolio performance.

Sector Selection Impact Upon Fund's Performance:

The best performing equity sectors of the Benchmark during the period were Energy (up 24.69%) and Utilities (up 16.74%). The worst performing sectors of the Benchmark were Consumer Discretionary (down 1.16%) and Telecommunication Services (down 1.00%).

1 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

2 The Benchmark is a blended index comprised of the Russell 1000 Value Index and the Merrill Lynch 91-Day Treasury Bill Index. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index tracking short-term government securities. It is not possible to invest directly in an index.

Positive sector selection influences on performance relative to the Benchmark included overweight positions in Health Care, Utilities, and Materials. Negative sector selection influences on performance relative to the Benchmark included an underweight position in Energy and an overweight position in Telecommunication Services.

Security Selection Impact Upon Fund's Performance:

Positive influences on relative performance included favorable security selection in the Information Technology and Materials sectors. Negative influences on relative performance included unfavorable security selection in the Financials, Health Care, and Energy sectors.

GROWTH OF A $10,000 INVESTMENT--CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Russell 1000 Value Index (RUS1V) 2 and the fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90% RUS1V/10% ML91DTB). 2

Average Annual Total Returns [3] for the Periods Ended 11/30/2005
1 Year	0.23%
5 Years	0.06%
10 Years	6.37%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1V and the 90% RUS1V/10% ML91DTB are not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Russell 1000 Value Index (RUS1V) 2 and the fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90% RUS1V/10% ML91DTB). 2

Average Annual Total Returns [3] for the Periods Ended 11/30/2005
1 Year	(0.24)%
5 Years	0.03%
10 Years	6.32%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption less than seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1V and the 90% RUS1V/10% ML91DTB are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Russell 1000 Value Index (RUS1V) 2 and the fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90% RUS1V/10% ML91DTB). 2

Average Annual Total Returns [3] for the Periods Ended 11/30/2005
1 Year	3.24%
5 Years	0.21%
10 Years	6.06%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the maximum 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1V and the 90% RUS1V/10% ML91DTB are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Russell 1000 Value Index (RUS1V) 2 and the fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90% RUS1V/10% ML91DTB). 2

Average Annual Total Returns [3] for the Periods Ended 11/30/2005
1 Year	3.70%
5 Years	0.73%
10 Years	6.60%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the maximum 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1V and the 90% RUS1V/10% ML91DTB are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charge.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At November 30, 2005, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	30.9%
Energy	13.1%
Telecommunication Services	10.6%
Consumer Staples	8.7%
Health Care	7.5%
Consumer Discretionary	7.0%
Industrials	6.1%
Materials	6.0%
Utilities	3.8%
Information Technology	0.7%
Securities Lending Collateral [2]	0.0	% [5]
Cash Equivalents [3]	5.6%
Other Assets and Liabilities--Net [4]	0.0	% [5]
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short term investments such as repurchase agreements or money market funds.

3 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

4 See Statement of Assets and Liabilities.

5 Represents less than 0.1%.

Portfolio of Investments

November 30, 2005

Shares			Value
		COMMON STOCKS--94.4%
		Consumer Discretionary--7.0%
193,500		Clear Channel Communications, Inc.	$6,300,360
83,400		Gannett Co., Inc.	5,139,108
296,300		Hasbro, Inc.	6,050,446
129,357		Limited, Inc.	2,878,193
562,100		Mattel, Inc.	9,358,965
674,300		McDonald's Corp.	22,825,055
1,990,300		Pearson PLC, ADR	23,167,092
		TOTAL	75,719,219
		Consumer Staples--8.7%
627,800		Coca-Cola Co.	26,800,782
154,500		Colgate-Palmolive Co.	8,423,340
378,300		Kimberly-Clark Corp.	22,312,134
187,400		Kraft Foods, Inc., Class A	5,423,356
256,500		Loews Corp.	10,324,125
252,100		PepsiCo, Inc.	14,924,320
305,000		Sara Lee Corp.	5,508,300
		TOTAL	93,716,357
		Energy--13.1%
199,300		BP PLC, ADR	13,121,912
189,900		Chevron Corp.	10,883,169
727,000		Exxon Mobil Corp.	42,187,810
205,400		Kinder Morgan, Inc.	18,609,240
94,200		Marathon Oil Corp.	5,585,118
35,800		Norsk Hydro A.S., ADR	3,596,826
252,600		Royal Dutch Shell PLC, Class A, ADR	15,565,212
247,300		Total SA, Class B, ADR	30,835,837
		TOTAL	140,385,124
Shares			Value
		COMMON STOCKS--continued
		Financials--30.9%
194,443		Ace Ltd.	$10,791,587
434,400		Allstate Corp.	24,369,840
846,300		Amvescap PLC, ADR	11,636,625
485,914		Bank of America Corp.	22,298,593
202,600		Bank of New York Co., Inc.	6,564,240
146,400		Barclays PLC, ADR	5,968,728
1,108,700		Citigroup, Inc.	53,827,385
381,900		Federal Home Loan Mortgage Corp.	23,849,655
177,900		Gallagher (Arthur J.) & Co.	5,417,055
339,000		J.P. Morgan Chase & Co.	12,966,750
172,400		Lloyds TSB Group PLC, ADR	5,625,412
785,500		MBNA Corp.	21,027,835
290,800		Morgan Stanley	16,293,524
245,700		Nationwide Financial Services, Inc., Class A	10,356,255
78,700		PartnerRe Ltd.	5,373,636
60,200		RenaissanceRe Holdings Ltd.	2,704,786
459,600	[1]	Sun Life Financial Services of Canada	18,264,504
321,300		U.S. Bancorp	9,728,964
232,600		UBS AG	21,380,592
258,900		Wachovia Corp.	13,825,260
394,100		Wells Fargo & Co.	24,769,185
80,800		XL Capital Ltd., Class A	5,363,504
		TOTAL	332,403,915
		Health Care--7.5%
362,500		Abbott Laboratories	13,669,875
114,600		GlaxoSmithKline PLC, ADR	5,680,722
174,000		Johnson & Johnson	10,744,500
470,500		Merck & Co., Inc.	13,832,700
1,344,400		Pfizer, Inc.	28,501,280
196,800		Wyeth	8,179,008
		TOTAL	80,608,085
Shares			Value
		COMMON STOCKS--continued
		Industrials--6.1%
502,300		General Electric Co.	$17,942,156
188,000		Lockheed Martin Corp.	11,392,800
109,000		Northrop Grumman Corp.	6,253,330
298,200		Quebecor World, Inc.	4,496,856
517,500		TNT NV, ADR	14,003,550
35,600		United Parcel Service, Inc.	2,773,240
112,800		United Technologies Corp.	6,073,152
88,000		Waste Management, Inc.	2,632,080
		TOTAL	65,567,164
		Information Technology--0.7%
408,700		Nokia Oyj, Class A, ADR	6,980,596
		Materials--6.0%
98,800		Air Products & Chemicals, Inc.	5,845,996
139,200		Akzo Nobel NV, ADR	6,215,280
225,700		Alcoa, Inc.	6,186,437
332,700		Du Pont (E.I.) de Nemours & Co.	14,222,925
245,600		POSCO, ADR	12,221,056
129,900		Rohm & Haas Co.	5,689,620
561,200		Stora Enso Oyj, ADR	7,205,808
331,100		Worthington Industries, Inc.	6,718,019
		TOTAL	64,305,141
		Telecommunication Services--10.6%
1,890,795		AT&T, Inc.	47,099,714
210,200		BCE, Inc.	4,985,944
468,700		BellSouth Corp.	12,776,762
523,400		Telefonos de Mexico, Class L, ADR	11,739,862
1,029,700		Telstra Corp. Ltd., ADR	14,590,849
559,800		Verizon Communications	17,902,404
244,700		Vodafone Group PLC, ADR	5,273,285
		TOTAL	114,368,820
Shares or Principal Amounts			Value
		COMMON STOCKS--continued
		Utilities--3.8%
174,400		Equitable Resources, Inc.	$6,520,816
174,700		Exelon Corp.	9,091,388
125,402		National Grid PLC, ADR	5,808,621
353,300		Northeast Utilities Co.	6,564,314
173,400		Pinnacle West Capital Corp.	7,194,366
131,000		Progress Energy, Inc.	5,866,180
		TOTAL	41,045,685
		TOTAL COMMON STOCKS (IDENTIFIED COST $886,750,982)	1,015,100,106
		PURCHASE CALL OPTIONS--0.0%
		Health Care--0.0%
4,500	[2]	Pfizer, Inc., Expiration Date 1/6/2025	67,500
		TOTAL PURCHASE CALL OPTIONS (IDENTIFIED COST $598,500)	67,500
		REPURCHASE AGREEMENTS--5.6%
$20,000		Interest in $1,000,000,000 joint repurchase agreement 4.04%, dated 11/30/2005 under which CS First Boston Corp., will repurchase U.S. Government Agency securities with various maturities to 9/01/2035 for $1,000,112,222 on 12/1/2005. The market value of the underlying securities at the end of the period was $1,020,003,312 (held as collateral for securities lending).	20,000
59,603,000		Interest in $3,275,000,000 joint repurchase agreement 4.04%, dated 11/30/2005 under which Bank of America N.A. will repurchase a U.S. Government Agency security with a maturity of 7/01/2035 for $3,275,367,528 on 12/1/2005. The market value of the underlying security at the end of the period was $3,340,500,000.	59,603,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	59,623,000
		TOTAL INVESTMENTS-100.0% (IDENTIFIED COST $946,972,482) [3]	1,074,790,606
		OTHER ASSETS AND LIABILITIES - NET--0.0%	506,681
		TOTAL NET ASSETS--100%	$1,075,297,287

1 All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.

2 Non-income producing security.

3 The cost of investments for federal tax purposes amounts to $950,167,269.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2005.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2005

Assets:
Total investments in securities, at value including $15,896 of securities loaned (identified cost $946,972,482)		$1,074,790,606
Cash		11,823
Income receivable		4,372,249
Receivable for shares sold		292,941
TOTAL ASSETS		1,079,467,619
Liabilities:
Payable for shares redeemed	$3,049,046
Payable for collateral due to broker	20,000
Payable for transfer and dividend disbursing agent fees and expenses	517,942
Payable for distribution services fee (Note 5)	256,927
Payable for shareholder services fee (Note 5)	219,761
Accrued expenses	106,656
TOTAL LIABILITIES		4,170,332
Net assets for 60,531,717 shares outstanding		$1,075,297,287
Net Assets Consist of:
Paid-in capital		$1,168,279,154
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		127,819,181
Accumulated net realized loss on investments, written options and foreign currency transactions		(225,566,597)
Undistributed net investment income		4,765,549
TOTAL NET ASSETS		$1,075,297,287

Statement of Assets and Liabilities - continued

November 30, 2005

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($636,218,549 ÷ 35,812,581 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$17.77
Offering price per share (100/94.50 of $17.77) [1]	$18.80
Redemption proceeds per share	$17.77
Class B Shares:
Net asset value per share ($328,918,454 ÷ 18,521,350 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$17.76
Offering price per share	$17.76
Redemption proceeds per share (94.50/100 of $17.76) [1]	$16.78
Class C Shares:
Net asset value per share ($71,223,480 ÷ 4,008,280 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$17.77
Offering price per share (100/99.00 of $17.77) [1]	$17.95
Redemption proceeds per share (99.00/100 of $17.77) [1]	$17.59
Class F Shares:
Net asset value per share ($38,936,804 ÷ 2,189,506 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$17.78
Offering price per share (100/99.00 of $17.78) [1]	$17.96
Redemption proceeds per share (99.00/100 of $17.78) [1]	$17.60

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2005

Investment Income:
Dividends (including $50 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $1,169,456)		$40,084,553
Interest (including income on securities loaned of $26,348)		1,384,505
TOTAL INCOME		41,469,058
Expenses:
Investment adviser fee (Note 5)	$7,231,937
Administrative personnel and services fee (Note 5)	965,316
Custodian fees	52,268
Transfer and dividend disbursing agent fees and expenses	1,997,143
Directors'/Trustees' fees	20,407
Auditing fees	20,911
Legal fees	8,915
Portfolio accounting fees	171,465
Distribution services fee--Class B Shares (Note 5)	3,149,213
Distribution services fee--Class C Shares (Note 5)	590,978
Distribution services fee--Class F Shares (Note 5)	105,944
Shareholder services fee--Class A Shares (Note 5)	1,625,740
Shareholder services fee--Class B Shares (Note 5)	1,049,740
Shareholder services fee--Class C Shares (Note 5)	196,556
Shareholder services fee--Class F Shares (Note 5)	105,753
Share registration costs	97,839
Printing and postage	63,279
Insurance premiums	17,451
Taxes	84,800
Miscellaneous	13,753
TOTAL EXPENSES	17,569,408

Statement of Operations-continued

Year Ended November 30, 2005

Waivers, Reimbursement and Expense Reductions (Note 5):
Waiver of administrative personnel and services fee	$(46,860)
Reimbursement of shareholder services fee--Class A Shares	(159,455)
Fees paid indirectly from directed brokerage arrangements	(129,531)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTIONS		$(335,846)
Net expenses			$17,233,562
Net investment income			24,235,496
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized gain on investments			72,748,705
Net realized loss on written options			(129,799)
Net realized gain on foreign currency transactions			3,743
Net change in unrealized depreciation of investments, written options and translation of assets and liabilities in foreign currency			(30,445,326)
Net realized and unrealized gain on investments, written options and foreign currency transactions			42,177,323
Change in net assets resulting from operations			$66,412,819

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$24,235,496	$22,224,651
Net realized gain on investments, written options and foreign currency transactions	72,622,649	177,737,956
Net increase due to reimbursement from Adviser (Note 5)	--	715,187
Net change in unrealized appreciation/depreciation of investments, written options and translation of assets and liabilities in foreign currency	(30,445,326)	(4,311,064)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	66,412,819	196,366,730
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(13,677,618)	(14,186,053)
Class B Shares	(5,529,372)	(8,855,691)
Class C Shares	(1,024,247)	(1,376,869)
Class F Shares	(763,260)	(959,683)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(20,994,497)	(25,378,296)
Share Transactions:
Proceeds from sale of shares	175,035,744	141,246,542
Net asset value of shares issued to shareholders in payment of distributions declared	18,815,603	22,445,013
Cost of shares redeemed	(449,729,592)	(410,147,321)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(255,878,245)	(246,455,766)
Change in net assets	(210,459,923)	(75,467,332)
Net Assets:
Beginning of period	1,285,757,210	1,361,224,542
End of period (including undistributed net investment income of $4,765,549 and $1,632,827, respectively)	$1,075,297,287	$1,285,757,210

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2005

1. ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide above average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Fixed income and listed corporate bonds are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2005, the Fund had no net realized gains (loss) on future contracts.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended November 30, 2005, the Fund had a realized loss of $129,799 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Aggregate Face Value
Outstanding at prior period-end	850	$178,444
Contracts expired	(425)	$(89,222)
Contracts bought to close	(425)	$(89,222)
Outstanding at November 30, 2005	0	$0

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2005, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$15,896	$20,000

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2005, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2005		2004
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	8,629,907	$150,698,312	6,711,266	$109,207,586
Shares issued to shareholders in payment of distributions declared	720,154	12,542,414	804,988	12,918,546
Shares redeemed	(11,157,197)	(194,662,813)	(10,884,534)	(175,741,367)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,807,136)	$(31,422,087)	(3,368,280)	$(53,615,235)

Year Ended November 30	2005		2004
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	955,720	$16,624,753	1,416,635	$22,853,176
Shares issued to shareholders in payment of distributions declared	279,704	4,874,321	483,720	7,738,378
Shares redeemed	(12,730,394)	(222,083,591)	(11,972,458)	(194,036,288)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(11,494,970)	$(200,584,517)	(10,072,103)	$(163,444,734)

Year Ended November 30	2005		2004
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	358,528	$6,235,252	438,531	$7,121,257
Shares issued to shareholders in payment of distributions declared	45,869	799,902	65,792	1,053,448
Shares redeemed	(1,317,873)	(22,983,159)	(1,704,639)	(27,523,325)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(913,476)	$(15,948,005)	(1,200,316)	$(19,348,620)

Year Ended November 30	2005		2004
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	84,886	$1,477,427	127,238	$2,064,523
Shares issued to shareholders in payment of distributions declared	34,351	598,966	45,784	734,641
Shares redeemed	(572,052)	(10,000,029)	(796,201)	(12,846,341)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(452,815)	$(7,923,636)	(623,179)	$(10,047,177)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(14,668,397)	$(255,878,245)	(15,263,878)	$(246,455,766)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for REIT dividends and foreign currency transactions.

For the year ended November 30, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized (Losses)
($108,277)	$108,277

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2005 and 2004, was as follows:

	2005	2004
Ordinary income [1]	$20,994,497	$25,378,296

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,765,549
Net unrealized appreciation	$124,624,394
Capital loss carryforward	$(222,371,808)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.

At November 30, 2005, the cost of investments for federal tax purposes was $950,167,269. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates was $124,623,337. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $166,564,380 and net unrealized depreciation from investments for those securities having an excess of cost over value of $41,941,043.

At November 30, 2005, the Fund had a capital loss carryforward of ($222,371,808) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ (67,642,580)
2010	$(125,726,830)
2011	$ (29,002,398)

The Fund used capital loss carryforwards of ($72,637,854) to offset taxable capital gains realized during the year ended November 30, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of these transactions. Income distributions earned from investments in this fund are recorded as income in the accompanying financial statements and totaled $50 for the period.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.50%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the year ended November 30, 2005, Class A Shares did not incur a distribution services fee.

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended November 30, 2005, FSC retained $164,803 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2005, FSC, the principal distributor, retained $129,349 in sales charges from the sale of Class A Shares. FSC also retained $421 of contingent deferred sales charges relating to redemptions of Class A Shares, $2,086 relating to redemptions of Class C Shares and $1,542 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended November 30, 2005, FSSC did not retain any fees paid by the Fund.

Commencing on August 1, 2005 and continuing through November 30, 2005 FSSC reimbursed daily a portion of the shareholder services fee. This reimbursement resulted from an administrative delay in the implementation of contractual terms of shareholder service fee agreements. This reimbursement amounted to $159,455 for the year ended November 30, 2005.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2005, the Fund's expenses were reduced by $129,531 under these arrangements.

Other

Federated retained an outside law firm to perform an internal review of past mutual fund trading practices and report to special investigative committee of Federated's Board. In conjunction with this review, the Independent Directors of the Fund retained a financial expert to assess the impact of these trading practices. In accordance with the findings of the financial expert, the Fund's Adviser contributed $715,187 to the Fund during fiscal year 2004, which relates to a contribution to Paid-in Capital for detrimental impact to the Fund from frequent trading activity and detrimental impact to the Fund that may have resulted from orders incorrectly accepted by Federated employees after the Fund's closing times.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2005, were as follows:

Purchases	$376,858,578
Sales	$587,411,299

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefits of fund shareholders additional, disgorgement and civil money penalty in the aggregate amount of additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2005 100.0% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2005 100.0% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund, Inc. (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc. at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts

January 13, 2006

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: June 1986	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: June 1986	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT /DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: June 1986	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1986	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services. Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	John L. Nichol has been the Fund's Portfolio Manager since October 2002. He is Vice President of the Fund. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received has M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. For the periods ending December 31, 2004, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Equity Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

8042506 (1/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy,
Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

                        Fiscal year ended 2005 - $20,883

                        Fiscal year ended 2004 - $15,984

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $81

                  Fiscal year ended 2004 - $0

                  Transfer agent testing.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $111,237 and $16,500
      respectively. Fiscal year ended 2005 - Sarbanes Oxley sec. 302 procedures.
      Fiscal year ended 2004-Sarbanes Oxley sec. 302 procedures.

 (c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman. The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with
                  or overseen by another investment adviser), and any
                  entity controlling, controlled by, or under common
                  control with the investment adviser that provides ongoing
                  services to the registrant  at the time of the engagement
                  to be non-audit services; and
(3)               Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2005 - $182,672

            Fiscal year ended 2004 - $259,429

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment
            Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Equity Income Fund, Inc.

By          /S/ Richard A. Novak, Principal Financial Officer
            Name:  Richard A. Novak
            Title:  Principal Financial Officer
            (insert name and title)

Date        January 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue, Principal Executive Officer
            Name:  J. Christopher Donahue
            Title: Principal Executive Officer
Date        January 24, 2006

By          /S/ Richard A. Novak, Principal Financial Officer
            Name:  Richard A. Novak
            Title:  Principal Financial Officer
Date        January 24, 2006